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                                                                  Exhibit 10.12b

                                Tribune Company

                    Amendment to 1988 Restricted Stock Plan
                             for Outside Directors
                           Effective April 28, 1992



                The following is added at the end of Section 10:

     "; and provided further that the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986 or the Employee Retirement Income Security Act of 1974, or the rules thereunder."